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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K-A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report:  March 11, 2003


                      ADVANCED PLANT PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware             59-2762023             000-28459
      (State of Incorporation) (Commission File Number)  (IRS Employer
                                                         Identification #)



                  43 West 33rd Street, New York, New York 10001
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 695-3334
                    ----------------------------------------
              (Registrant's telephone number, including area code)



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ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     (a) On March 11, 2003, the Registrant was officially notified by its Independent Auditor, Michael C. Finklestein, C.P.A., that it had resigned as the Independent Auditor of the Registrant. The Board of Directors accepted the resignation as of March 11, 2003.

     During his tenure, Michael C. Finklestein, C.P.A., issued reports on Registrant's financial statements up to December 31, 2001, that neither contained an adverse opinion or disclaimer of opinion however, Michael C. Finkelstein, C.P.A.'s report for the year ended December 31, 2001 was modified as to the uncertainty of a going concern.

     During the period including the two most recent fiscal years and any subsequent interim period preceding this action, there was no disagreement between Registrant and Michael C. Finklestein, C.P.A. on any matter of accounting principals or practices, financial statement disclosure or audit scope and procedure, which disagreement(s), if not resolved to the satisfaction of Michael C. Finklestein, C.P.A., would have caused them to make reference to the subject matter of the disagreement in connection with its report.

     The disclosure contained herein has been submitted to Michael C. Finklestein, C.P.A. for its review and for them to have an opportunity to comment on the disclosure. A copy of the letter is attached as Exhibit 16 to this report.

     (b) Effective March 11, 2003, Livingston, Wachtell & Co., LLP, has been retained as independent auditor of Advanced Plant Pharmaceutical, Inc., the Registrant, and was retained as independent auditor of the registrant for the fiscal year ending December 31, 2002. Prior to the engagement, Registrant did not consult with Livingston, Wachtell & Co., LLP regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements, as well did not consult with Livingston, Wachtell & Co. LLP, as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements and either written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue

     (c) The filing of the Registrant of a Current Report on Form 8-K, on April 7, 2003, contained disclosure that was inaccurate and not complete. In the 8-K-A, filed on said date, it stated that during the period of his engagement, Michael C. Finkelstein, C.P.A., advised the Registrant that the internal controls necessary to develop reliable financial statements did not exist. In fact, no such report was issued by Michael C. Finkelstein, C.P.A. In his letter, annexed as Exhibit 16 to said Current Report, he stated that the there were no comments or disagreements with the statements made therein. That statement was incorrect. There have been no such report made by Mr. Finkelstein to the Registrant.

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EXHIBITS

Exhibit16     Letter  of  Michael  C.  Finklestein,  C.P.A.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

     By:  /s/  David  Lieberman
     ---------------------------------
          David  Lieberman
          President

Date:     May  28,  2003

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